ABERDEEN FUNDS

           ABERDEEN ASIA-PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND
                  ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND


Supplement to the Statement of Additional Information dated November 2, 2009 for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and the Statement of Additional Information dated November 23, 2009 for the Aberdeen Emerging Markets Institutional Fund.

The following updates the Custodian information listed in each Fund's SAI (located on page 40 and page 43, respectively, for Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Aberdeen Emerging Markets Institutional
Fund):

State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, MA, 02111, is the custodian for each Fund and makes all receipts and disbursements under a Custody Agreement.


THIS SUPPLEMENT IS DATED December 23, 2009.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.